5. Time Deposits	12 Months Ended
Dec. 31, 2016
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2016, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2017	$86,817
2018	33,184
2019	15,207
2020	5,287
2021 and thereafter	3,518

Total	$144,013

At December 31, 2016 and 2015, the Bank had approximately $7.2 million and $4.3 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers.  CDARS balances totaled $7.2 million and $4.1 million as of December 31, 2016 and 2015, respectively.  The weighted average rate of brokered deposits as of December 31, 2016 and 2015 was 0.05% and 0.10%, respectively.